UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
_____________________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   November 2, 2012

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CLEAR CHANNEL COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)
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Texas	001-09645	74-1787539
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

200 East Basse Road
San Antonio, Texas 78209
(Address of principal executive offices)

Registrant’s telephone number, including area code: (210) 822-2828

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                      Results of Operations and Financial Condition

On November 2, 2012, CC Media Holdings, Inc., the indirect parent of Clear Channel Communications, Inc. (“CCU”), and Clear Channel Outdoor Holdings, Inc., an indirect subsidiary of CCU (“CCOH”), issued press releases announcing their financial results for the quarter ended September 30, 2012. Copies of the press releases are furnished herewith as Exhibits 99.1 and 99.2, and are incorporated herein by reference.

Item 8.01                      Other Events

Tender Offer

    On November 2, 2012, CCOH announced that its indirect, wholly-owned subsidiary, Clear Channel Worldwide Holdings, Inc. (“Clear Channel Worldwide”) is commencing a cash tender offer (the “Tender Offer”) with respect to all of its $500.0 million outstanding aggregate principal amount of 9.25% Series A Senior Notes due 2017 (the "Series A Existing Notes") and $2.0 billion outstanding aggregate principal amount of 9.25% Series B Senior Notes due 2017 (the "Series B Existing Notes" and, together with the Series A Existing Notes, the "Existing Notes").

    A copy of the press release announcing the tender offer is attached hereto as Exhibit 99.3 and is incorporated by reference herein.

Private Offering

    In addition, on November 2, 2012, CCOH announced that Clear Channel Worldwide issued a press release pursuant to Rule 135c promulgated under the Securities Act of 1933, as amended (the “Securities Act”), announcing that Clear Channel Worldwide will offer, subject to market and customary conditions, $735,750,000 aggregate principal amount of Series A Senior Notes due 2022 (the “Series A Notes”) and $1,989,250,000 aggregate principal amount of Series B Notes due 2022 (the “Series B Notes” and, together with the Series A Notes, the “Notes”) in a private offering that is exempt from registration under the Securities Act.

    Clear Channel Worldwide intends to use the net proceeds from the offering, together with cash on hand, to pay the consideration in the Tender Offer, and to pay related fees and expenses.  Clear Channel Worldwide currently intends to call for redemption on the closing date of the offering any Existing Notes that have not been tendered pursuant to the Tender Offer and use the remaining net proceeds of the offering, together with cash on hand, to satisfy its obligations thereunder.

    The Notes will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.  This current report on Form 8-K is not a notice of redemption and is neither an offer to sell nor the solicitation of an offer to buy the Notes or any other securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful.

    A copy of the press release announcing the private offering of the Notes is attached hereto as Exhibit 99.4 and incorporated herein by reference.

    In connection with the closing of the offering of the Notes, CCU intends to prepay $225 million of outstanding class A term loans under its cash flow credit facilities, or such other amount as will be necessary in order to remain in compliance with its debt covenants, using cash on hand at or prior to closing.

Item 9.01                      Financial Statements and Exhibits

(d)	Exhibits

99.1
Press Release issued by CC Media Holdings, Inc. on November 2, 2012 announcing financial results (Incorporated by reference to Exhibit 99.1 to CC Media Holdings, Inc.’s Current Report on Form 8-K filed on November 2, 2012)

99.2
Press Release issued by Clear Channel Outdoor Holdings, Inc. on November 2, 2012 announcing financial results (Incorporated by reference to Exhibit 99.1 to Clear Channel Outdoor Holdings, Inc.’s Current Report on Form 8-K filed on November 2, 2012)

99.3
Press Release issued by Clear Channel Outdoor Holdings, Inc. on November 2, 2012 announcing tender offer (incorporated by reference to Exhibit 99.2 to Clear Channel Outdoor Holdings, Inc. Current Report on Form 8-K filed on November 2, 2012)

99.4
Press Release issued by Clear Channel Outdoor Holdings, Inc. on November 2, 2012 announcing offering (incorporated by reference to Exhibit 99.3 to Clear Channel Outdoor Holdings, Inc. Current Report on Form 8-K filed on November 2, 2012)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAR CHANNEL COMMUNICATIONS, INC.

Date: November 2, 2012	By:	/s/ Scott D. Hamilton
Scott D. Hamilton
Senior Vice President, Chief Accounting Officer and
Assistant Secretary

Exhibit Index

Exhibit No.	Description
99.1
Press Release issued by CC Media Holdings, Inc. on November 2, 2012 announcing financial results (Incorporated by reference to Exhibit 99.1 to CC Media Holdings, Inc.’s Current Report on Form 8-K filed on November 2, 2012)

99.2
Press Release issued by Clear Channel Outdoor Holdings, Inc. on November 2, 2012 announcing financial results (Incorporated by reference to Exhibit 99.1 to Clear Channel Outdoor Holdings, Inc.’s Current Report on Form 8-K filed on November 2, 2012)

99.3
Press Release issued by Clear Channel Outdoor Holdings, Inc. on November 2, 2012 announcing tender offer (incorporated by reference to Exhibit 99.2 to Clear Channel Outdoor Holdings, Inc. Current Report on Form 8-K filed on November 2, 2012)

99.4
Press Release issued by Clear Channel Outdoor Holdings, Inc. on November 2, 2012 announcing offering (incorporated by reference to Exhibit 99.3 to Clear Channel Outdoor Holdings, Inc. Current Report on Form 8-K filed on November 2, 2012)